                                                                   Exhibit 10.11

                                EMAGEON UV, INC.
                         SECOND AMENDMENT AND JOINDER TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      THIS SECOND AMENDMENT AND JOINDER ("Second Amendment") to the Amended and Restated Registration Rights Agreement of Emageon UV, Inc., dated October 2, 2001, as amended by the First Amendment and Joinder to the Amended and Restated Registration Rights Agreement, dated May 30, 2003 (collectively, the "Agreement"), is made as of June 25, 2003, by and among EMAGEON UV, INC., a Delaware corporation (the "Company"), those holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock that are parties to the Agreement, Charles A. Jett, Jr., Gary A. York, and the undersigned parties holding all of the Company's outstanding shares of Series E Preferred Stock. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

                                   WITNESSETH:

      WHEREAS, the Series A Holders, Series B Holders, Series B-1 Holders, Series C Holders, Series D Holders, Jett and York (collectively, the "Existing Parties") are parties to the Agreement;

      WHEREAS, the Company and the Series E Holders have entered into a Series E Preferred Stock Purchase Agreement of even date herewith pursuant to which the Company desires to sell to the Series E Holders and the Series E Holders desire to purchase from the Company shares of the Company's Series E Preferred Stock;

      WHEREAS, a condition to the Series E Holders' obligations under the Series E Preferred Stock Purchase Agreement is that the Company, the Existing Parties and the Series E Holders become parties to the Agreement in order to provide the Series E Holders with certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series E Preferred Stock held by the Series E Holders;

      WHEREAS, Section 12 of the Agreement provides that the Company shall not grant demand registration rights to any party or any incidental registration rights that are superior to or pari passu with the incidental registration rights of the Investor Holders without the written consent of Investor Holders representing in the aggregate more than 50% of the Registrable Shares then held by such Investor Holders;

      WHEREAS, pursuant to Section 13 of the Agreement, any term of the Agreement may be amended with the written consent of the Company and Holders representing in the aggregate more than 50% of the Registrable Shares, and any amendment effected in accordance with Section 13 of the Agreement shall be binding upon each Holder, each future Holder and the Company;

      WHEREAS, the Company desires to amend the Agreement;

      WHEREAS, (i) the undersigned Investor Holders, which hold more than 50% of the Registrable Shares held by Investor Holders, and (ii) the undersigned Existing Parties, which hold more than 50% of the Registrable Shares, desire to amend the Agreement to extend to the holders of the Company's Series E Preferred Stock the rights and obligations of a Holder under the Agreement; and

      WHEREAS, the undersigned holders of all of the outstanding shares of the Company's Series E Preferred Stock desire to become parties to the Agreement, as amended by this Second Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual terms and conditions set forth herein, it is hereby agreed by and among the Company, the Series A Holders, Series B Holders, Series B-1 Holders, Series C Holders, Series D Holders, Jett and York that the Agreement is hereby amended in accordance with this Second Amendment, and the undersigned holders of all of the outstanding shares of the Company's Series E Preferred Stock shall become parties to the Agreement, as amended by this Second Amendment:

1.    AMENDMENTS.

      (a) The initial paragraph of the Agreement is hereby deleted in its entirety and replaced with the following:

      "This Amended and Restated Registration Rights Agreement (the "AGREEMENT") is made and entered into as of October 2, 2001, by and among Emageon UV, Inc., a Delaware corporation (the "COMPANY"), those holders of the Series A Preferred Stock of the Company listed on Schedule 1 attached hereto and made a part hereof (each, a "SERIES A HOLDER" and collectively, the "SERIES A HOLDERS"), those holders of the Series B Preferred Stock of the Company listed on Schedule 2 attached hereto and made a part hereof (each, a "SERIES B HOLDER" and collectively the "SERIES B HOLDERS"), those holders of the Series B-1 Preferred Stock of the Company listed on
      Schedule 3 attached hereto and made a part hereof (each, a "SERIES B-1 HOLDER" and collectively, the "SERIES B-1 HOLDERS"), those holders of the Series C Preferred Stock of the Company listed on Schedule 4 attached hereto and made a part hereof (each a "SERIES C HOLDER" and collectively the "SERIES C HOLDERS"), those holders of the Series D Preferred Stock of the Company listed on Schedule 5 attached hereto and made a part hereof (each a "SERIES D HOLDER" and collectively the "SERIES D HOLDERS"), those holders of the Series E Preferred Stock of the Company listed on Schedule 6 attached hereto and made a part hereof (each a "SERIES E HOLDER" and collectively the "SERIES E HOLDERS"), Charles A. Jett, Jr. ("JETT") and Gary A. York ("YORK")

      (each of Jett and York, a "FOUNDER," and collectively, the "FOUNDERS")."

      (b) The definition of Preferred Stock in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      "`Preferred Stock'" means the Series A Preferred Stock of the Company, $0.001 par value per share, the Series B Preferred Stock of the Company, $0.001 par value per share, the Series B-1 Preferred Stock of the Company, $.001 par value per share, the Series C Preferred Stock of the Company, $0.001 par value per share, the Series D Preferred Stock of the Company, $0.001 par value per share, and the Series E Preferred Stock of the Company, $0.001 par value per share."

      (c) The last sentence of Section 13 is hereby deleted in its entirety and replaced with the following:

      "Notwithstanding anything to the contrary in this Section 13, the Company shall be entitled to add additional purchasers of Series E Preferred Stock pursuant to Section 2.1 of the Series E Preferred Stock Purchase Agreement, dated as of June 25, 2003, as parties to this Agreement as and in the manner set forth in such Section 2.1, and each such additional purchaser shall thereafter be deemed to be an Investor Holder for all purposes hereunder."

      (d) A new Schedule 6 is hereby added to the Agreement in the form attached as EXHIBIT A hereto.

2. JOINDER. Each undersigned holder of shares of the Company's Series E Preferred Stock hereby agrees that upon execution of this Second Amendment by such person or entity, such person or entity shall become a party to the Agreement, as amended by this Second Amendment, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as amended by this Second Amendment, as though such person or entity were an original party thereto and shall be deemed a Holder for all purposes thereof.

3.    GENERAL PROVISIONS.

      (a) NO OTHER AMENDMENTS. Except for the amendments contained in SECTION 1 of this Second Amendment, the Agreement shall remain in full force and effect.

      (b) AUTHORIZATION. Each Holder (which term shall include the undersigned holders of shares of the Company's Series E Preferred Stock) hereby represents and warrants to the Company and to each other that (i) such Holder has full power and authority to execute, to deliver and to perform such Holder's obligations under this Second Amendment; and (ii) the execution and delivery of this Second Amendment has been duly and validly authorized, and all necessary action has been taken to make this Second Amendment a valid and binding obligation of such Holder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered a proceeding in equity or at law).

      (c) GOVERNING LAW. This Second Amendment shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware, and without regard to the conflicts of law principles as may otherwise be applicable.

      (d) BINDING ON SUCCESSORS. This Second Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

      (e) COUNTERPARTS AND SIGNATURE BY FACSIMILE. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Second Amendment for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Second Amendment or any notice required thereof.

                   [THE FOLLOWING PAGE IS THE SIGNATURE PAGE]

                                    EXHIBIT A

                                   SCHEDULE 6

                                SERIES E HOLDERS

ASCENSION HEALTH
CB HEALTHCARE FUND II, L.P.
CB-AH PARALLEL FUND II, L.P.
SOUTHEASTERN TECHNOLOGY FUND, L.P.
STF PARTNERS II, L.P.
STF PARTNERS QP II, L.P.
STF INSTITUTIONAL PARTNERS II, L.P.
THE PERMANENTE FEDERATION LLC
KAISER FOUNDATION HOSPITALS
HARBINGER/AURORA VENTURE FUND, L.L.C.
HARBINGER/AURORA QP VENTURE FUND, L.L.C.
JOHN W. THOMPSON
R. RYAN KUBLY
TIM REILAND
JOHN C. THOMPSON
GREGORY LYNCH & EILEEN SCHNABEL
DENNIS SKOGEN
ROLAND REINHOLTZ
GFP ULTRAVISUAL LLC
MICHAEL G. LASKIS
JEFF RUSINOW
WHITT CASE
MEHTA REVOCABLE TRUST
MARCUS COHEN, M.D.
HARRY ROTH
JAMES RIEDERER
ANTHONY J. JASEN
WILLIAM J. KALMER CLU LTD.
JOHN A. TURCOTT
DAVE REINECKE
TERENCE F. KELLY
JAMES E. BURGESS
PHILIP F. POWONDRA
HERMAN AND GWEN SHAPIRO FOUNDATION
DAVID G. WALSH
JAMES J. SILBERNAGEL AND JOANNE M. SILBERNAGEL FAMILY TRUST
WILLIAM D. MELTON
RICHGOOD CORPORATION
GREYSTONE CAPITAL PARTNERS I, LLC

JEMISON INVESTMENT CO., INC.
JAMES D. DAVIS
MILLER INVESTMENT LLC

                                  EMAGEON, INC.
                         FIRST AMENDMENT AND JOINDER TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      THIS FIRST AMENDMENT AND JOINDER ("Amendment") to the Amended and Restated Registration Rights Agreement of Emageon, Inc., dated October 2, 2001 (the "Agreement"), is made as of May 30, 2003, by and among EMAGEON, INC., a Delaware corporation (the "Company"), those holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, and Series C Preferred Stock parties to the Agreement, Charles A. Jett, Jr., Gary A. York, and the undersigned parties holding all of the Company's outstanding shares of Series D Preferred Stock. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

                                   WITNESSETH:

      WHEREAS, the Series A Holders, Series B Holders, Series B-1 Holders, Series C Holders, Jett, and York (collectively, the "Existing Parties") are parties to the Agreement;

      WHEREAS, Section 12 of the Agreement provides that the Company shall not grant demand registration rights to any party or any incidental registration rights that are superior to or pari passu with the incidental registration rights of the Investor Holders without the written consent of Investor Holders representing in the aggregate more than 50% of the Registrable Shares then held by such Investor Holders;

      WHEREAS, pursuant to Section 13 of the Agreement, any term of the Agreement may be amended with the written consent of the Company and Holders representing in the aggregate more than 50% of the Registrable Shares, and any amendment effected in accordance with such Section 13 of the Agreement shall be binding upon each Holder, each future Holder and the Company;

      WHEREAS, the Company desires to amend the Agreement;

      WHEREAS, (i) the undersigned Investor Holders, which hold more than 50% of the Registrable Shares held by Investor Holders, and (ii) the undersigned Existing Parties, which hold more than 50% of the Registrable Shares, desire to amend the Agreement to extend to the holders of the Company's Series D Preferred Stock the rights and obligations of a Holder under the Agreement; and

      WHEREAS, the undersigned holders of all of the outstanding shares of the Company's Series D Preferred Stock desire to become parties to the Agreement, as amended by this Amendment.

      NOW, THEREFORE, in consideration of the premises, and the mutual terms and conditions set forth herein, it is hereby agreed by and among the Company, the Series A Holders, Series B Holders, Series B-1 Holders, Series C Holders, Jett and York that the Agreement is hereby amended in accordance with this Amendment, and the undersigned holders of all of the outstanding shares of the Company's Series D Preferred Stock shall become parties to the Agreement, as amended by this Amendment:

1.    AMENDMENTS.

      (a) The initial paragraph of the Agreement is hereby deleted in its entirety and replaced with the following:

      "This Amended and Restated Registration Rights Agreement (the "AGREEMENT") is made and entered into as of October 2, 2001, by and among Emageon, Inc., a Delaware corporation (the "COMPANY"), those holders of the Series A Preferred Stock of the Company listed on Schedule 1 attached hereto and made a part hereof (each, a "SERIES A HOLDER" and collectively, the "SERIES A HOLDERS"), those holders of the Series B Preferred Stock of the Company listed on Schedule 2 attached hereto and made a part hereof (each, a "SERIES B HOLDER" and collectively the "SERIES B HOLDERS"), those holders of the Series B-1 Preferred Stock of the Company listed on
      Schedule 3 attached hereto and made a part hereof (each, a "SERIES B-1 HOLDER" and collectively, the "SERIES B-1 HOLDERS"), those holders of the Series C Preferred Stock of the Company listed on Schedule 4 attached hereto and made a part hereof (each a "SERIES C HOLDER" and collectively the "SERIES C HOLDERS"), those holders of the Series D Preferred Stock of the Company listed on Schedule 5 attached hereto and made a part hereof (each a "SERIES D HOLDER" and collectively the "SERIES D HOLDERS"), Charles A. Jett, Jr. ("JETT"), and Gary A. York ("YORK") (each of Jett and York, a "FOUNDER," and collectively, the "FOUNDERS")."

      (b) The definition of Preferred Stock in Section 1 of the Agreement is hereby deleted and replaced with the following:

      "`Preferred Stock'" means the Series A Preferred Stock of the Company, $0.001 par value per share, the Series B Preferred Stock of the Company, $0.001 par value per share, the Series B-1 Preferred Stock of the Company, $.001 par value per share, the Series C Preferred Stock of the Company, $0.001 par value per share, and the Series D Preferred Stock of the Company, $0.001 par value per share."

      (c) The fourth sentence of Section 2(b) of the Agreement is hereby amended by deleting the phrase "Registrable Securities" contained therein and replacing it with the phrase "Registrable Shares".

      (d) A new Schedule 5 is hereby added to the Agreement in the form attached as EXHIBIT A hereto.

2. JOINDER. Each undersigned holder of shares of the Company's Series D Preferred Stock hereby agrees that upon execution of this Amendment by such person or entity, such person or entity shall become a party to the Agreement, as amended by this Amendment, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as amended by this Amendment, as though such person or entity were an original party thereto and shall be deemed a Holder for all purposes thereof.

3.    GENERAL PROVISIONS.

      (a) NO OTHER AMENDMENTS. Except for the amendments contained in SECTION 1 of this Amendment, the Agreement shall remain in full force and effect.

      (b) AUTHORIZATION. Each of Holder (which term shall include the undersigned holders of shares of the Company's Series D Preferred Stock) hereby represents and warrants to the Company and to each other that (i) such Holder has full power and authority to execute, to deliver and to perform such Holder's obligations under this Amendment; and (ii) the execution and delivery of this Amendment has been duly and validly authorized, and all necessary action has been taken to make this Amendment a valid and binding obligation of such Holder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered a proceeding in equity or at law).

      (c) GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware, and without regard to the conflicts of law principles as may otherwise be applicable.

      (d) BINDING ON SUCCESSORS. This Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

      (e) COUNTERPARTS AND SIGNATURE BY FACSIMILE. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment or any notice required thereof.

                   [THE FOLLOWING PAGE IS THE SIGNATURE PAGE]

                                    EXHIBIT A

                                   SCHEDULE 5

                                SERIES D HOLDERS

Mark Gehring
John W. Thompson
Roger Chylla
Praveen Sinha
Raymond Kubly
Jeff Rusinow
Tom Plumb
John J. Burke
Marianna Thompson Trust
Herman & Gwen Shapiro Foundation
David G. Walsh
Robert J. Kriz
Thomas Terry
Gary Wendt
GEFUltravisual
James Delaney III Declaration of Trust
J. Maurits Hudig IRA
David and Kim Bethea
MBF Investments (2000) LLC
Philip R. Blake
M&I Trust Co., (FBO Tod B. Linstroth)
Thor Lundgren
Peter Skanavis
Charles F. Stierman
James Riederer
John J. Ouellette
John R. Teitgen
William J. Kalmer CLU, Ltd. Pension Plan
Dennis D. Skogen
John A. Turcott
Michael G. Laskis
Richard T. Daly
Terence F. Kelly
D. King Aymond, M.D.
John and Sally Oulette
Ryan Kubly
Gregory J. Lynch & Eileen K. Schnabel
Cathrine M. Hudig 1972 Trust
Carolyn Bassham 1972 Trust
Barb Rowbotham 1972 Trust

Schuetz Revocable Trust Alvin & Janice Schuetz
Pat Walsh
Dave Reneicke
Richard Jansen
Henry and Diane Ipsen
Susan P. Daugherty
Greg Larson
Mehta Revocable Trust
Harry Roth
Eric J. Rosenstock
Timothy Reiland
David Wood
Marcus Cohen
Francis M. Corby, Jr.
Gary R. Kuphall
Dennis J. Powers
Whitt C. Case
Jaime Schulz
Richard W. Schulze or Charlene E. Schulze
Norman M. Merz
Philip F. Powondra
Jeffrey O. Jorgenson
James and Joanne Silbernagel Family Trust
Terry Sivesand
Tim O'Brien
Jim Burgess
David Duchow
Dennis Hoffman
Anthony Jasen
Linda A Grey
The Mendota Group
Gregory J. Lynch
Richard A. Latta
John C. Thompson
Ron Reinholtz
Richard Burgess
Parimal

                                  EMAGEON, INC.

                     =====================================

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                     =====================================

                                 OCTOBER 2, 2001

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

      This Amended and Restated Registration Rights Agreement (the "AGREEMENT") is made and entered into as of October 2, 2001, by and among Emageon, Inc., a Delaware corporation (the "COMPANY"), those holders of the Series A Preferred Stock of the Company listed on Schedule 1 attached hereto and made a part hereof (each, a "SERIES A HOLDER" and collectively, the "SERIES A HOLDERS"), those holders of the Series B Preferred Stock of the Company listed on Schedule 2 attached hereto and made a part hereof (each, a "SERIES B HOLDER" and collectively the "SERIES B HOLDERS"), those holders of the Series B-1 Preferred Stock of the Company listed on Schedule 3 attached hereto and made a part hereof (each, a "SERIES B-1 HOLDER" and collectively, the "SERIES B-1 HOLDERS"), those holders of the Series C Preferred Stock of the Company listed on Schedule 4 attached hereto and made a part hereof (each a "SERIES C HOLDER" and collectively the "SERIES C HOLDERS"), Charles A. Jett, Jr. ("JETT"), and Gary A. York ("YORK") (each of Jett and York, a "FOUNDER," and collectively, the "FOUNDERS").

                              W I T N E S S E T H:

      WHEREAS, the Company, the Series A Holders, the Series B Holders and the Founders have entered into a Registration Rights Agreement, dated June 26, 2000 (the "SERIES B AGREEMENT");

      WHEREAS, the Company has entered into a Series C Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT") pursuant to which certain the Series C Holders are purchasing Series C Preferred Stock of the Company (the "SERIES C SHARES");

      WHEREAS, the obligation of the Series C Holders to purchase the Series C Shares under the Purchase Agreement is conditioned upon, among other things, the amendment and restatement of the Series B Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby amend and restate the Series B Agreement, and hereby agree, as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall mean:

      "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      "Common Stock" means the Common Stock, $0.001 par value per share, of the Company.

      "Company" means Emageon, Inc., a Delaware corporation.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued thereunder, as they each may, from time to time, be in effect.

      "Holders" means each of the holders of the Preferred Stock or the Registrable Shares listed on the Schedules hereto, each transferee of the rights of any Holder hereunder pursuant to Section 11 hereof, and any other person or entity who shall become a Holder pursuant to Section 22 hereof.

      "Investor Holders" shall mean each of the Holders who shall hold shares of Preferred Stock or shares issued upon conversion or exercise of any of the shares of Preferred Stock.

      "Management Holders" shall mean those Holders who are officers of the Company and are not Investor Holders.

      "Non-Recoverable Expenses" means salaries and expenses of the Company's officers and employees performing legal and accounting duties in connection with the Company's obligations under this Agreement.

      "Preferred Stock" means the Series A Preferred Stock of the Company, $0.001 par value per share, the Series B Preferred Stock of the Company, $0.001 par value per share, the Series B-1 Preferred Stock of the Company, $.001 par value per share and the Series C Preferred Stock of the Company, $0.001 par value per share.

      "Public Offering" means a bona fide offering of Common Stock pursuant to a Registration Statement.

      "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock, and any other shares of Common Stock held by a Holder hereunder, and (ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events).

      "Registration Expenses" means all expenses incurred by the Company in complying with this Agreement, including, without limitation, (i) all Commission and any National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities and blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Shares), expenses relating to the preparation and printing of documents and of certificates representing the Registrable Shares, fees and expenses of any escrow agent, trustee or custodian acting for the Company, fees and disbursements of counsel and independent certified public accountants of the Company (including the expenses of any special audit or "cold comfort" letters required by or incident to such compliance), reasonable fees and disbursements of one counsel retained in connection with each registration under Section 2 or 3 hereunder by the holders of at least a majority of the Registrable Shares being registered (which counsel shall be reasonably satisfactory to the Company), and fees and expenses of any special experts retained by the Company, but excluding the fees and disbursements of any counsel or other advisors or experts retained by holders of Registrable Shares (severally or jointly), other than the counsel and experts specifically referred to above, and excluding any underwriter discounts, fees or commissions attributable to the sale of the Registrable Shares; and (ii) Non-Recoverable Expenses.

      "Registration Statement" means a registration statement filed by the Company with the Commission for a Public Offering and sale of Common Stock of the Company (other than (i) a registration statement on Form S-4 or Form S-8, or their successors, or any other form for a limited purpose, (ii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, (iii) a registration statement filed in connection with an interest or dividend reinvestment plan, (iv) a registration relating solely to employee benefit plans or to a transaction subject to Rule 145 of the Securities Act, or (v) a registration relating to the sale of indebtedness of the Company).

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued thereunder, as they each may, from time to time, be in effect.

      2.    Demand Registrations.

      (a) At any time after the expiration of 180 days after the closing of the Company's initial Public Offering, one or more Investor Holders representing in the aggregate in excess of 30% of the Registrable Shares then held by all Investor Holders, may request, in writing, that the Company file a Registration Statement under the Securities Act. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Each Investor Holder shall have the right, by giving written notice to the Company within 15 days after the Company provides its notice, to elect to have included in such registration such of its Registrable Shares as such Investor Holder may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been requested so to register.

      (b) If the Investor Holders initiating the registration request hereunder (the "INITIATING HOLDERS") intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a) hereof in such event, the right of any Investor Holder to include his or its Registrable Shares in such registration shall be conditioned upon the inclusion of such Investor Holder's Registrable Shares in the underwriting. All Investor Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2(b), if the managing underwriter with respect to the proposed offering advises the Investor Holders proposing to sell Registrable Shares that would otherwise be included in the underwriting that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares that may be included in the underwriting shall be allocated among all such Investor Holders, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Shares proposed to be included in the Registration Statement by each such Investor Holder. The Company may include shares for sale for its own account in any registration pursuant to this Section 2 only with the consent of the holders of two-thirds of the Registrable Securities included in such registration; provided, however, that if the managing underwriter with respect to the proposed offering advises the Investor Holders proposing to sell Registrable Shares that would otherwise be included in the underwriting that marketing factors require a limitation on the number of shares to be underwritten and the Company has included shares for sale for its own account, then the number of shares that may be included by the Company in the underwriting shall be reduced prior to the reduction of any Registrable Shares of Investor Holders.

      (c) The Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 2:

            (i) After the Company has effected three registrations pursuant to this Section 2 and such registrations have been declared or ordered effective;

            (ii) If within 12 months prior to such registration request, a registration of securities of the Company has been effected in which Investor Holders of Registrable Shares had the right to participate on at least a pro rata basis relative to all stockholders of the Company entitled to participate in such earlier registration;

            (iii) If the Company receives such request for registration within 180 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Board of Directors prior to the Company's receipt of such request;

            (iv) If the Board of Directors reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all or substantially all of the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company which is actively being negotiated with another party; provided, however, that the Company may only delay a demand registration for this reason for a period not exceeding six months (or until such earlier time as such transaction is consummated or no longer proposed); or

            (v) If such request for registration includes only Registrable Shares which may be sold by Holder(s) thereof who may sell all of such Holder's Registrable Shares in the public market under Rule 144 in a three month period.

      (d) At the time of any request to register Registrable Shares pursuant to this Section 2, the Company may at its option direct that such request be delayed for a period not in excess of three months if, in the opinion of the Company's Board of Directors, the filing of such Registration Statement would have a material adverse effect on the Company's ability to complete any pending or proposed material transaction, provided that such right to delay a request may be exercised by the Company not more than once in any twelve-month period.

      (e) The Initiating Holders of any Registration Statement filed pursuant to this Section shall designate the method of distribution of the Registrable Shares. The Initiating Holders may designate the managing underwriter (who shall be the lead underwriter) for any Registration Statement filed pursuant to this Section, provided such designee is reasonably satisfactory to the Company, and the Company may designate a co-managing underwriter in such offering, provided such designee is reasonably satisfactory to Holders representing a majority of the Registrable Shares to be included in the Registration. The Company shall afford the underwriters, their accountants and attorneys full access to its personnel and offices for the purpose of confirming the accuracy and completeness of the Registration Statement.

      (f) If in the opinion of the underwriters selected to manage the underwriting, more Common Stock could be sold than is represented by the Registrable Shares included in the registration without adversely affecting the price per share, or with the consent of Holders representing two-thirds of the Registrable Shares to be included, the Company shall be entitled to expand the offering to include newly issued Common Stock or Common Stock held by third parties. If the Common Stock so included represents more than half of all Common Stock to be offered in the Registration Statement, the registration may, at the option of the Initiating Holders, be deemed to be an incidental registration under Section 3, rather than a required registration under this Section 2, and the registration rights of the Holders provided in Section 2(a) shall remain fully available as if the registration had originated under Section 3 rather than under Section 2.

      (g) Notwithstanding anything set forth elsewhere in this Section 2, the Company shall have no responsibility to cause a Registration Statement to become effective (i) at a time when it would be required under the rules and regulations of the Securities and Exchange Commission to prepare and file audited financial statements for a period other than a completed fiscal year, or
(ii) when the Company would be required to prepare and file audited financial statements for a completed fiscal year prior to 90 days following the end of such year.

      (h) If any Registration Statement prepared pursuant to this Section 2 is not filed or does not become effective as a result of the decision of the Initiating Holders or any underwriter designated by them, the obligation of the Company to prepare and file a

Registration Statement at the request of such Initiating Holders shall nevertheless have been satisfied; provided that if the decision not to file the Registration Statement or to withdraw the Registration Statement prior to it becoming effective is the result of a material adverse change in the business of the Company, the registration rights of the Holders provided in Section 2(a) shall remain fully available as if the registration had not been requested by the Initiating Holders. If the Registration Statement otherwise fails to become effective, the registration rights of the Holders provided in Section 2(a) remain fully available as if the registration had not been requested by the Initiating Holders.

      3.    Incidental Registration.

      (a) Whenever the Company proposes to file a Registration Statement in connection with an offering of its securities solely for cash (other than the Company's initial public offering, and other than a registration in connection with a Company stock plan or a registration pursuant to Rule 145 under the Securities Act) it shall, at such time, promptly give written notice to all Holders of such registration and, upon the written request of a Holder or Holders given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares that the Company has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Holder.

      (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders holding such Registrable Shares thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into a customary underwriting agreement, and then only in such quantity as will not, in the opinion of the managing underwriter, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or any part of, the Registrable Shares which Holders have requested to be included would adversely affect such Public Offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter believes may be sold without causing such adverse effect, and the amount of securities to be offered for the accounts of all persons seeking to include securities of the Company in the Registration Statement shall be reduced in the following order of priority to the extent necessary to cause the amount to be included in the Registration Statement not to exceed the amount recommended by such managing underwriter:

            (i) first, the amount of securities to be offered for the accounts of Company stockholders other than Holders ("OTHER STOCKHOLDERS") that do not have a contractual right to require the Company to include the securities held by them in a registration shall be reduced pro rata (based upon the amount of securities each such person sought to include in the offering) to zero, if necessary,

            (ii) next, the amount of securities to be offered for the account of Other Stockholders that have a contractual right (subordinate to the Holders' rights hereunder) to require the Company to include the securities held by them in a registration shall be reduced pro rata (based upon the amount of securities each such person sought to include in the offering) to zero, if necessary,

            (iii) next, the amount of securities to be offered for the account of Management Holders of Registrable Shares and all Other Stockholders that have a contractual right (subordinate to the Investor Holders' rights hereunder) to require the Company to include the securities held by them in a registration shall be reduced pro rata (based on the amount of securities each such person sought to include in the offering) to zero, if necessary, and

            (iv) finally, the amount of securities to be offered for the account of the Investor Holders of Registrable Shares and all Other Stockholders that have a contractual right (on parity with the Investor Holders' rights hereunder) to require the Company to include the securities held by them in a registration shall be reduced pro rata (based upon the amount of securities each such stockholder sought to include in the offering) to zero, if necessary.

      4.    Registrations on Form S-3.

      (a) Notwithstanding any other term or provision of this Agreement, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act, the Investor Holders representing in the aggregate in excess of five percent (5%) of the Registrable Shares then held by all Investor Holders shall have the right to request in writing registrations on Form S-3 (or such successor form) of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an anticipated aggregate offering price of not less than $1,000,000, provided, however, the Investor Holders may only make one such request in any 12-month period. A requested registration on Form S-3 pursuant to this Section 4 shall not count as a registration demanded pursuant to Section 2 hereof. During the pendency of any offering under this Section 4 if the Company shall inform the Holders that there is material non-public information regarding the Company, the Holders shall cease selling activities in such offering and the Company shall promptly advise the members of its Board of Directors of the material non-public information (to the extent not previously disclosed to them) and a decision shall be made whether or when such information should be publicly disclosed. The Holders shall not recommence selling activities until the Company shall inform the Holders that there is no material non-public information regarding the Company; provided, however, the Company shall use its best efforts to insure that the delay arising out of the failure to disclose such information does not persist for more than 30 days.

      (b) The Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 4:

            (i) If within 12 months prior to such registration request, a registration of securities of the Company has been effected in which Investor Holders of Registrable Shares had the right to participate on at least a pro rata basis relative to all stockholders of the Company entitled to participate in such earlier registration;

            (ii) If the Company receives such request for registration within 90 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Board of Directors prior to the Company's receipt of such request;

            (iii) If the Board of Directors reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all or substantially all of the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company which is actively being negotiated with another party; provided, however, that the Company may only delay a demand registration for this reason for a period not exceeding six months (or until such earlier time as such transaction is consummated or no longer proposed) and may not utilize this right more than once in any 12 month period; or

            (iv) If such request for registration includes only Registrable Shares which may be sold by Holder(s) thereof who may sell all of such Holder's Registrable Shares in the public market under Rule 144 in a three month period.

      (c) At the time of any request to register Registrable Shares pursuant to this Section 4, the Company may at its option direct that such request be delayed for a period not in excess of three months if, in the reasonable opinion of the Company's Board of Directors, the filing of such Registration Statement would have a material adverse effect on the Company's ability to complete any pending or proposed material transaction, provided that such right to delay a request may be exercised by the Company not more than once in any twelve-month period.

      5. Registration Procedures. If and whenever the Company is required by Sections 2, 3, or 4 of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

      (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for such reasonable period of time as required to complete the Public Offering;

      (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for such reasonable period of time as required to complete the Public Offering, but in no event greater than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such Registration Statement.

      (c) provide the selling stockholders and the underwriters (which terms, for purposes of this Agreement shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the shares being sold and counsel for such underwriters and counsel for such selling stockholders (which counsel shall be subject to approval by the Company, such approval not to be unreasonably withheld) the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto; and make available for inspection by such selling stockholders or other persons such financial and other information, books and records of the Company and cause the officers, directors and employees of the Company and counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the opinion of respective counsel to such selling stockholders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act;

      (d) promptly notify (in writing, if so requested) the selling stockholders and the underwriters, if any, (i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any material comments by the Commission with respect thereto or any request by the Commission for amendments or supplements to the Registration Statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the occurrence of any event, at any time during which the Registration Statement remains effective, that causes the representations and warranties of the Company contemplated by
Section 8 hereof to cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) of the occurrence or failure to occur of any event, or change in circumstance, at any time when a prospectus is required to be delivered under the Securities Act, as a result of which the Registration Statement, prospectus, any prospectus supplement, or any document incorporated by reference in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      (e) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement hereunder or any post-effective amendment thereto at the earliest practicable date;

      (f) if requested by the managing underwriter or underwriters or by selling stockholders representing at least a majority of the Registrable Shares being included in the Registration Statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or such selling stockholders reasonably specify should be included therein relating to the sale of the Registrable Shares, including, without limitation, information with respect to the number or amount of Registrable Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided that the Company and its counsel are reasonably satisfied that such additional information does not constitute an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      (g) as expeditiously as possible furnish to each selling stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling stockholder may reasonably request in order to facilitate the Public Offering; and furnish to each selling stockholder and each underwriter, if any, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such selling stockholder and underwriter, if any, may reasonably request in order to facilitate the Public Offering; the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling stockholders and the underwriters in connection with the offering and sale of the Registrable Shares covered by the prospectus or any supplement or amendment thereto;

      (h) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the underwriters shall reasonably request, and do any and all other acts and things that may be reasonably necessary or desirable to enable the Public Offering to be consummated; provided, however, that the Company shall not be required in connection with this Section 5(h) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

      (i) use its best efforts to cause all of the Registrable Shares to be included in a Registration Statement hereunder to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Public Offering to be consummated;

      (j) facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold; and

      (k) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement.

      If the Company has delivered preliminary or final prospectuses to the selling stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling stockholders and, if requested, the selling stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling stockholders shall be free to resume making offers of the Registrable Shares.

      6. Allocation of Expenses. The Company shall pay all Registration Expenses of all registrations under this Agreement including, without limitation, Registration Statements that are not declared effective as contemplated in Section 2(h) hereof, except that after the second registration under Section 4 hereof, the Registration Expenses for a registration under
Section 4 shall be paid by the participating sellers in proportion to the number of shares sold by each or as shall otherwise be agreed by such participating sellers other than the Company (except to the extent the Company shall be a seller). All underwriting discounts and selling commissions applicable to the sale of the Registrable Shares shall be borne by the participating sellers in proportion to the number of shares sold by each or as shall otherwise be agreed to by such participating sellers other than the Company (except to the extent the Company shall be a seller).

      7.    Indemnification.

      (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each director, officer, partner, or member of such seller, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, including, without limitation, subject to Section 7(c) hereof, any amounts paid in settlement, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such

Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, (i) that the Company shall not be liable to any such seller, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller or underwriter or controlling person specifically for use in the preparation thereof and (ii) provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. Such indemnification and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, its directors, officers, partners, or members such underwriter, its directors or officers or such controlling person, and shall survive the transfer of any or all Registrable Shares by such seller.

      (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers, each other seller and each underwriter, if any, and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final .prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; and each such seller shall reimburse the Company, each of its directors and officers, each underwriter and each controlling person for any legal or any other expenses reasonably incurred by the Company, such directors and officers, underwriters and controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such seller, provided, further, however, that, to the extent permitted by law, the indemnification obligation of each seller of Registrable Shares shall be limited to the net proceeds received by such selling stockholder in the Public Offering in dispute. Such indemnification and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, its officers or directors, any such other seller, its officers or directors, or any such controlling person, and shall survive the transfer of any or all Registrable Shares by any such other seller.

      (c) Each party entitled to indemnification under this Section 7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); provided, however, that an Indemnified party shall have the right to retain its own counsel (limited to one counsel for all Indemnified Parties), with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure by an Indemnified Party to deliver written notice to the Indemnifying Party within a reasonable time of the Indemnified Party's discovery of such claim, if materially prejudicial to its ability to defend such claim, shall relieve the Indemnifying Party of its obligations under this Section 7 but only to the extent of such material prejudice. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

      (d)   (i) If for any reason the indemnification provided for in this
Section 7 is unavailable to or insufficient to hold harmless an indemnified party under this Section 7 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims damages or liabilities (or actions in respect thereof), in such proportion as is appropriate to reflect the relative fault of each Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations; provided, however, that to the extent permitted by law, the indemnification obligation of each seller of Registrable Shares shall be limited to the net proceeds received by such Selling Stockholders in the Public Offering in dispute. The relative fault of each Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge. access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party.

            (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the sellers or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (iii) The contribution provided for in this Section 7(d) shall survive, with respect to a Holder, the transfer of Registrable Shares by such Holder and with respect to a Holder or the Company shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party.

      8. Agreements with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2 hereof, the Company agrees to enter into such customary agreements (including an underwriting agreement) and take such other actions in connection therewith as the Holders representing at least a majority of Registrable Shares to be included in a Registration Statement hereunder shall reasonably request in order to expedite or facilitate the Public Offering and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration
(a) make such representations and warranties to the selling stockholders and the underwriters, if any, in form, substance and scope as are customarily made in such a registration; (b) obtain an opinion of counsel to the Company in customary form and covering such matters of the type customarily covered by such opinion as the Holders representing at least a majority of Registrable Shares to be included in such registration and the underwriters, if any, may reasonably request, addressed to each selling stockholder and the underwriters, if any, and dated the effective date of such Registration Statement (or, if such registration includes an underwritten Offering, dated the date of the closing under the underwriting agreement); (c) obtain a "cold comfort" letter from the independent certified public accountants of the Company addressed to the selling stockholders and the underwriters, if any, (and which may also be addressed to the Board of Directors of the Company) dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), such letter to be in customary form and covering such matters of the type customarily covered by such letter; and (d) deliver such documents and certificates as may be reasonably requested by the Holders representing at least a majority of Registrable Shares being sold and the managing underwriters, if any, to evidence compliance with clause (a) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

      9. Information by Holder. It shall be a condition precedent to the obligations of the Company under this Agreement that each Holder of Registrable Shares to be included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      10. Rule 144 Requirements. After the registration by the Company of a class of securities under Section 12 of the Exchange Act, the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144 (or any successor rule) under the Securities Act;

      (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

      (c) furnish to any Holder upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

      11.   Transfer of Rights.

      (a) The rights granted to a Holder under this Agreement may be transferred by such Holder to another Holder or to any transferee if (i) there is transferred to such transferee at least 10% of the Registrable Shares originally issued by the Company to such transferring Holder and (ii) the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned; provided that the failure to provide such notice shall not restrict the transfer and use of the rights hereunder except to the extent that the Company is materially prejudiced thereby. Any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by. the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder hereunder.

      (b) Notwithstanding anything to the contrary herein, any Holder may transfer rights granted to such Holder under this Agreement to any affiliate of such Holder, any liquidating trust established with respect to such Holder or any limited partner stockholder or member of such Holder in connection with a distribution of assets to such Holder's partners, stockholders or members if such transferee is a transferee of shares of Preferred Stock or Registrable Shares and such transferee delivers to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder hereunder. In the event of such transfer, such transferee shall be deemed a Holder for purposes of this Section 11 and may again transfer such rights to any other person or entity which acquires shares of Preferred or Registrable Shares from such transferee, subject to and in accordance with Section 11(a) hereof.

      12. Other Registration Rights. The Company shall not grant demand registration rights to any party or any incidental registration rights that are superior to or pari passu with the incidental registration rights of the Investor Holders without the written consent of Investor Holders representing in the aggregate more than 50% of the Registrable Shares then held by such Investor Holders.

      13. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, either generally or in a particular instance and either retroactively or prospectively, with the written consent of the Company and Holders representing in the aggregate more than 50% of the Registrable Shares, provided that no such amendment or waiver of any term of this Agreement shall affect any outstanding Registrable Shares on a disproportionate basis without the specific consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Holder, each future Holder and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instance, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. Notwithstanding anything to the contrary in this Section 13, the Company shall be entitled to add additional purchasers of Series C Shares pursuant to Section 2.1 of the Purchase Agreement as parties to this Agreement as and in the manner set forth in such Section 2.1, and each such additional purchaser shall thereafter be deemed to be an Investor Holder for all purposes hereunder.

      14. "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such market stand-off time period shall not exceed 180 days.

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Shares of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      Notwithstanding the foregoing, the obligations described in this Section 14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms. which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or similar forms which may be promulgated in the future.

      15.   Entire Agreement: Successors and Assigns of the Company.

      (a) This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      (b) This Agreement shall be binding, in accordance with its terms, upon any successor, by way of merger, consolidation, sale of assets or otherwise, of the Company.

      16. Counterparts and Signature by Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement for purposes of execution or otherwise, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any notice required thereof.

      17. Headings. The headings of the sections of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

      18. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other severable provision.

      19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard for the conflict of laws rules thereof.

      20. Notices. All notices and other communications under this Agreement shall be in writing and shall be (a) sent by facsimile transmission and by certified or registered mail, return receipt requested, courier or overnight mail, or (b) sent by certified or registered mail, return receipt requested, courier or overnight mail (i) if to any Holder, at the registered facsimile number and address of such Holder as set forth in the register kept at the principal office of the Company, or (ii) if to the Company, to 1200 Corporate Drive, Suite 400, Birmingham, Alabama 35242, Attention: Charles A. Jett, Jr., or at such other address or facsimile number as it shall have furnished in writing to all holders of Registrable Shares at the time outstanding. Any written communication so addressed, sent by facsimile transmission or certified or registered mail, return receipt requested, courier or overnight mail, shall be deemed to have been given when sent via facsimile or mailed. All other written communications shall be deemed to have been given upon receipt thereof.

      21. Termination. All registration rights granted hereunder shall terminate five (5) years after the date of the Company's initial Public Offering. Notwithstanding the foregoing, the Company shall in no event be required to register shares of Common Stock for sale hereunder by any Holder who, at the time of such registration, would be permitted to sell all such shares in the public market immediately under Rule 144 as then in effect.

      22. Subsequent Holders. Subject to Section 12 hereof, the Company shall be entitled to include additional holders of its capital stock pursuant to any additional issuance of the Company's capital stock as parties to this Agreement, and to treat such purchasers as "Holders" hereunder, by executing a counterpart signature page to this Agreement with such additional holder and amending the Schedules attached hereto, and upon the execution of such additional signature page such person shall become a party hereto and such additional signature pages shall be an original part of this Agreement.

      23. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED THERETO.

                   [THE FOLLOWING PAGE IS THE SIGNATURE PAGE]

                                   Schedule 1

                                SERIES A HOLDERS

FINN PARTNERS, LLC
THE HUGH H. WILLIAMSON III REVOCABLE TRUST
PARADIGM VENTURE PARTNERS, L.P.
RUSSELL H. MADDOX
CHARLES A. JETT, JR.
STEPHEN L. BARNETT
FRIST FAMILY INTERNET PARTNERS
JOHN P. HAMILTON
BENSON R. MCLENDON AND JOAN G. MCLENDON TENANTS IN COMMON
JOAN G. MCLENDON TTEE BENSON R. MCLENDON, JR. CHILDREN'S TRUST
      U/A DTD. 12/20/95 FBO AMY ELIZABETH MCLENDON

                                   Schedule 2

                                SERIES B HOLDERS

STF INSTITUTIONAL PARTNERS II, L.P.
STF PARTNERS QP II, L.P.
STF PARTNERS II, L.P.
HARBINGER/AURORA QP VENTURE FUND, L.L.C.
HARBINGER/AURORA VENTURE FUND, L.L.C.
JEMISON INVESTMENT CO., INC.
JAMES D. DAVIS
RICHGOOD CORPORATION
HORGEN ONE INVESTMENT, L.L.C.
SOUTHEASTERN TECHNOLOGY FUND, L.P.
PARADIGM VENTURE PARTNERS, L.P.
GREYSTONE CAPITAL PARTNERS I, L.L.C.
PAUL REAVES

                                   Schedule 3

                               SERIES B-1 HOLDERS

ROPAR, LTD.
ROBTEL, INC.
MMM EMAGEON, L.L.C.
BENSON R. MCLENDON
THE PERMANENTE FEDERATION LLC
KAISER FOUNDATION HOSPITALS
T.I. EMA, INC.

                                   Schedule 4

                                SERIES C HOLDERS

STF INSTITUTIONAL PARTNERS II, L.P.
STF PARTNERS QP II, L.P.
STF PARTNERS II, L.P.
HARBINGER/AURORA QP VENTURE FUND, L.L.C.
HARBINGER/AURORA VENTURE FUND, L.L.C.
JEMISON INVESTMENT CO., INC.
JAMES B. DAVIS
RICHGOOD CORPORATION
PARADIGM VENTURE PARTNERS, L.P.
GREYSTONE CAPITAL PARTNERS I, L.L.C.
MILLER INVESTMENT LLC
WILLIAM D. MELTON
MEI HOLDINGS, LLC
DELTA VENTURE PARTNERS I, L.P.